Summary of Significant Accounting Policies: Derivative Liability (Policies)	12 Months Ended
Mar. 31, 2017
Predecessor
Derivative Liability

Derivative Liability

The Company accounts for derivatives in accordance with ASC 815, which establishes accounting and reporting standards for derivative instruments and hedging activities, including certain derivative instruments embedded in other financial instruments or contracts and requires recognition of all derivatives on the balance sheet at fair value, regardless of hedging relationship designation. Accounting for changes in fair value of the derivative instruments depends on whether the derivatives qualify as hedge relationships and the types of relationships designated are based on the exposures hedged. At March 31, 2017 and 2016, the Company did not have any derivative instruments that were designated as hedges. See Note 6 for discussion of the Company’s derivative liabilities.